UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 29, 2021 (June 29, 2021)

TERRA PROPERTY TRUST, INC. (Exact Name of Registrant as Specified in Its Charter)

Maryland (State or other jurisdiction of incorporation)	000-56117 (Commission File Number)	81-0963486 (I.R.S. Employer Identification No.)
550 Fifth Avenue, 6th Floor New York, New York 10036 (Address of principal executive offices, including zip code)
(212) 753-5100 (Registrant’s telephone number, including area code)
N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐		Written communications pursuant to Rule 425 under the Securities Act
☐		Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐		Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐		Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
6.00% Notes due 2026	TPTA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company		☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.		☒

Item 1.01.	Entry into a Material Definitive Agreement.

As previously reported, on June 2, 2021, Terra Property Trust, Inc., a Maryland corporation (the “Company”), entered into an Underwriting Agreement (the “Underwriting Agreement”), with Ladenburg Thalmann & Co. Inc., on behalf of the underwriters named in Schedule I thereto (the “Underwriters”), in connection with the offer and sale by the Company to the Underwriters of $78.5 million aggregate principal amount of the Company’s 6.00% Notes due 2026 (the “Notes”), which closed on June 10, 2021. Pursuant to the Underwriting Agreement, the Underwriters were granted an option to purchase up to an additional $11.5 million total aggregate principal amount of Notes from the Company, solely to cover over-allotments.

On June 25, 2021, the Underwriters partially exercised their over-allotment option to purchase an additional $6.625 million aggregate principal amount of the Notes (the “Additional Notes”), which closed on June 29, 2021. The net proceeds from the sale of the Additional Notes, after deducting fees paid to the Underwriters, were approximately $6.4 million.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of the Registrant.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03 insofar as it relates to the creation of a direct financial obligation.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit Description
4.1	Indenture, dated June 10, 2021, by and between Terra Property Trust, Inc. and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Company’s Registration Statement on Form 8-A (File No. 001-40496) filed with the Securities and Exchange Commission (the “SEC”) on June 14, 2021).
4.2	First Supplemental Indenture, dated June 10, 2021, by and between Terra Property Trust, Inc. and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Company’s Registration Statement on Form 8-A (File No. 001-40496) filed with the SEC on June 14, 2021).
4.3	Form of Global Note representing the Notes (included in Exhibit 4.2).
5.1	Opinion of Alston & Bird LLP (incorporated by reference to Exhibit 5.1 to the Company’s Registration Statement on Form S-11 filed with the SEC on April 16, 2021).
8.1	Opinion of Alston & Bird LLP with respect to certain tax matters (incorporated by reference to Exhibit 8.1 to the Company’s Registration Statement on Form S-11/A filed with the SEC on May 28, 2021).
23.1	Consent of Alston & Bird LLP (included in Exhibit 5.1 hereto).
23.2	Consent of Alston & Bird LLP (included in Exhibit 8.1 hereto).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRA PROPERTY TRUST, INC.

Date:	June 29, 2021	By:	/s/ Gregory M. Pinkus
Gregory M. Pinkus
Chief Financial Officer, Chief Operating Officer, Treasurer and Secretary